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                                                                    Exhibit 10.5
                                                                    ------------

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Modification Cost Proposal for HUD Task order# C-OPC-22140
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Management Solutions & Systems, Inc.
8540 Ashwood Drive
Capitol Heights, MD  20743
301-324-4992--office 301-324-5369 Fax
Web site: mssi2000.com


                                                 Contract Number:R-2003-PC-0000R
                                                          Modification Number: 3
Submitted  By: Larry L. Brooks, Executive Vice President
TO: Elisa Scott Contract Specialist
Date Submitted: 8/25/2003
 Anticipated Start Date Aug 1,03
 Period ending June 30th, 03
Aug 1, 03 thru June 30th 04
                   1st Year of MOD
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
Number of                                                                                         GSA   GSA    Estimated  Extended
Positions          Position                     Task                GSA Labor Category            Code  Rate     Hours      Cost
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
   2      PIC Support Operator         Extended Call Center       PIC Support Operator             H101 $31.76   1760    $111,795.20
                                       Schedule (8am-8pm est)
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
                                       To Manage Increase in PIC
   1      Lead PIC Support Operator    Operator Staff             Lead PIC Support Operator       DI201 $47.22   1760    $83,107.20
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
   2      Tier 2 PIC Support Operator  Forum Monitoring           Lead PIC Support Operator       DI201 $47.22   1760    $166,214.40
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
                                       Call Center Support For
   5      PIC Support Operator         UIV 70-100 calls/Day       PIC Support Operator             H101 $31.76   1760    $279,488.00
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
   1      Sr. Systems programmer       Yearly Survey              Sr. Systems programmer /Analyst  N106 $77.61   1760    $136,593.60
          /Analyst
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
   1      Data Entry Clerk             Survey Support             PC Application Specialist        H101 $31.76   1760    $55,897.60
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
                                                                  Misc expense (Postage, Printing
                                                                  Long Dance Phone call, assembly
                                                                  of Survey                                              $7,000.00
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
                                                                                                               Subtotal  $840,096.00
                                                                                                               --------- -----------



               2nd Year of MOD
          July 1, 04 thru June 30, 05
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
Number of                                                                                         GSA   GSA    Estimated  Extended
Positions          Position                     Task                GSA Labor Category            Code  Rate     Hours      Cost
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
   2          PIC Support Operator     Extended Call Center       PIC Support Operator             H101 $32.71   1920    $125,617.15
                                       Schedule (8am-8pm est)
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
                                       To Manage Increase in PIC
   1      Lead PIC Support Operator    Operator Staff             Lead PIC Support Operator       DI201 $48.64   1920    $93,382.27
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
   2      Tier 2 PIC Support Operator  Forum Monitoring           Lead PIC Support Operator       DI201 $48.64   1920    $186,764.54
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
                                       Call Center Support For
   5      PIC Support Operator         UIV 70-100 calls/Day       PIC Support Operator             H101 $32.71   1920    $314,042.88
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
   1      Sr. Systems programmer       Yearly Survey              Sr. Systems programmer /Analyst  N106 $79.94   1920    $153,481.54
          /Analyst
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
   1      Data Entry Clerk             Survey Support             PC Application Specialist        H101 $32.71   1920    $62,808.58
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
                                                                  Misc expense (Postage, Printing
                                                                  Long Dance Phone call, assembly
                                                                  of Survey                                              $7,000.00
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
                                                                                                               Subtotal  $943,096.96
                                                                                                               ========= ===========

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                3rd Year of MOD
          July 1, 05 thru June 30, 06
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
Number of                                                                                         GSA   GSA    Estimated  Extended
Positions          Position                     Task                GSA Labor Category            Code  Rate     Hours      Cost
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
   2      PIC Support Operator         Extended Call Center       PIC Support Operator            H101  $33.69   1920    $129,374.59
                                       Schedule (8am-8pm est)
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
                                       To Manage Increase in PIC
   1      Lead PIC Support Operator    Operator Staff             Lead PIC Support Operator       DI201 $50.10   1920    $96,190.46
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
   2      Tier 2 PIC Support Operator  Forum Monitoring           Lead PIC Support Operator       DI201 $50.10   1920    $192,380.93
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
                                       Call Center Support For
   5      PIC Support Operator         UIV 70-100 calls/Day       PIC Support Operator             H101 $33.69   1920    $323,436.48
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
   1      Sr. Systems programmer       Yearly Survey              Sr. Systems programmer /Analyst  N106 $82.34   1920    $158,089.34
          /Analyst
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
   1      Data Entry Clerk             Survey Support             PC Application Specialist       H101  $33.69   1920    $64,687.30
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
                                                                  Misc expense (Postage, Printing
                                                                  Long Dance Phone call, assembly
                                                                  of Survey                                              $ 7,000.00
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
                                                                                                               Subtotal  $971,159.10
                                                                                                               ========= ===========

                   4th Year
          July 1, 06 thru June 30, 07
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
Number of                                                                                         GSA   GSA    Estimated  Extended
Positions          Position                     Task                GSA Labor Category            Code  Rate     Hours      Cost
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
   2      PIC Support Operator         Extended Call Center       PIC Support Operator            H101  $33.69   1920    $129,374.59
                                       Schedule (8am-8pm est)
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
                                       To Manage Increase in PIC
   1      Lead PIC Support Operator    Operator Staff             Lead PIC Support Operator       DI201 $50.10   1920    $96,190.46
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
   2      Tier 2 PIC Support Operator  Forum Monitoring           Lead PIC Support Operator       DI201 $50.10   1920    $192,380.93
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
                                       Call Center Support For
   5      PIC Support Operator         UIV 70-100 calls/Day       PIC Support Operator             H101 $33.69   1920    $323,436.48
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
   1      Sr. Systems programmer       Yearly Survey              Sr. Systems programmer /Analyst  N106 $82.34   1920    $158,089.34
          /Analyst
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
   1      Data Entry Clerk             Survey Support             PC Application Specialist       H101  $33.69   1920    $64,687.30
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
                                                                  Misc expense (Postage, Printing
                                                                  Long Dance Phone call, assembly
                                                                  of Survey                                              $ 7,000.00
--------- ---------------------------- -------------------------- ------------------------------- ----- ------ --------- -----------
                                                                                                               Subtotal  $971,159.10
                                                                                                               ========= ===========

                                                                                                               Grand
                                                                                                               Total   $3,725,511.17
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